                                                                    EXHIBIT 99.2

                                              SUPPLEMENTAL FINANCIAL INFORMATION

USA INTERACTIVE
REVENUE - OPERATING BUDGET

(PRO FORMA $ IN MILLIONS)

                                                                                                       Growth
                                                                                            ----------------------------
                                               2001            2002            2003          '01 - '02       '02 - '03
                                           ------------    ------------    ------------     ------------    ------------

OPERATING BUSINESSES
     HSN - US                              $      1,555    $      1,843    $      2,070               19%             12%
     HSN - Germany                                  294             374             450               27%             20%
     Ticketing                                      578             620             680                7%             10%
     Hotel Reservations                             510             700             980               37%             40%
     Expedia                          (a)           280             360             470               29%             31%
     Precision Response                             303             352             440               16%             25%
     Match.com                                       45              60              80               33%             33%
                                           ------------    ------------    ------------     ------------    ------------
       SUBTOTAL                                   3,565           4,309           5,170               21%             20%

EMERGING BUSINESSES
     Citysearch & related                            47              50              70                6%             40%
     HSN - Other International                       27              45              60               67%             33%
     ECS/ Styleclick                                 45              74             117               64%             58%
                                           ------------    ------------    ------------     ------------    ------------
       SUBTOTAL                                     119             169             247               42%             46%

     Non-recurring items              (d)             0               0               0
     Foreign exchange conversion      (b)           (58)            (91)           (110)
     Disengaged HSN homes             (c)           108               0               0
     Intersegment elimination                        (5)            (10)            (10)

                                           ------------    ------------    ------------     ------------    ------------
     TOTAL                                 $      3,729    $      4,377    $      5,297               17%             21%
                                           ============    ============    ============     ============    ============

BY GROUP -- Operating Businesses
     Electronic Retailing                  $      1,849    $      2,217    $      2,520               20%             14%
     Information & Services                       1,716           2,092           2,650               22%             27%
                                           ------------    ------------    ------------     ------------    ------------
                                           $      3,565    $      4,309    $      5,170               21%             20%
                                           ============    ============    ============     ============    ============


USA INTERACTIVE
EBITDA - OPERATING BUDGET

(PRO FORMA $ IN MILLIONS)


                                                                                                       Growth
                                                                                            ----------------------------
                                               2001            2002            2003          '01 - '02       '02 - '03
                                           ------------    ------------    ------------     ------------    ------------

OPERATING BUSINESSES
     HSN - US                              $        216    $        285    $        350               32%             23%
     HSN - Germany                                   12              38              47              230%             24%
     Ticketing                                      105             125             145               19%             16%
     Hotel Reservations                              73              87             120               19%             38%
     Expedia                          (a)            42              60              85               43%             42%
     Precision Response                              37              41              61                9%             50%
     Match.com                                       14              20              30               43%             50%
     Corporate and other                            (33)            (34)            (36)              -3%             -6%
                                           ------------    ------------    ------------     ------------    ------------
       SUBTOTAL                                     466             622             802               32%             29%

EMERGING BUSINESSES
     Citysearch & related                           (45)            (30)            (13)
     HSN - Other International                      (26)            (20)            (20)


READ IMPORTANT FOOTNOTES AND DISCLAIMER.
As furnished to the Securities and Exchange Commission on December 17, 2001.   1

     ECS/ Styleclick                                (49)            (19)             (6)
                                           ------------     ------------    ------------
       SUBTOTAL                                    (120)            (69)            (39)

     Non-recurring items              (d)           (17)              0               0
     Foreign exchange conversion      (b)            (4)             (9)            (11)
     Disengaged HSN homes             (c)            15               0               0

                                           ------------    ------------    ------------     ------------    ------------
     TOTAL                                 $        340    $        544    $        752               60%             38%
                                           ============    ============    ============     ============    ============

BY GROUP -- Operating Businesses
     Electronic Retailing                  $        228    $        323    $        397               42%             23%
     Information & Services                         272             333             441               22%             33%
     Corporate and other                            (33)            (34)            (36)              -2%             -6%
                                           ------------    ------------    ------------     ------------    ------------
                                           $        467    $        622    $        802               33%             29%
                                           ============    ============    ============     ============    ============



(a)  EXPEDIA ESTIMATES ARE PRO FORMA FOR USA'S ACQUISITION OF EXPEDIA.
(b) TO PRESENT COMPARABLE RESULTS FOR HSN GERMANY, THE RESULTS HAVE BEEN TRANSLATED FROM EUROS TO U.S. DOLLARS AT A CONSTANT EXCHANGE RATE.
(c) REFLECTS RESULTS GENERATED BY HOMES LOST BY HSN FOLLOWING DISENGAGEMENT OF USA BROADCASTING TO UNIVISION.
(d) 2001 AND 2000 NON-RECURRING ITEMS REFLECT ONE-TIME INCOME AND EXPENSE ITEMS. FOR 2001, $17 MILLION OF EXPENSE WAS RECORDED FOR NON-RECURRING COSTS RELATED TO RESTRUCTURING OPERATIONS, EMPLOYEE TERMINATIONS, AND BENEFITS. FOR 2000, $6 MILLION OF EXPENSE RELATES TO ONE-TIME EXPENSES OF THE TICKETMASTER AND TMCS MERGER, AN EXECUTIVE CONSULTING ARRANGEMENT AS PART OF A RESIGNATION AGREEMENT, OFFSET BY A ONE-TIME CREDIT RECOGNIZED BY HSN IN CONNECTION WITH A FAVORABLE SETTLEMENT.

USA INTERACTIVE
IMPLIED VALUE OF HSN, PRC, ECS

(ALL FIGURES ASSUME COMPLETION OF THE EXPEDIA TRANSACTION)
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                            ------------    ------------    ------------
PRO FORMA SHARE PRICE                                                       $      24.00    $      28.00    $      30.00
                                                                            ------------    ------------    ------------

Pro Forma shares outstanding calculation (using treasury dilution method)
     Shares outstanding prior to transaction                                       804.6           808.4           810.3
     Shares retired                                                               (320.9)         (320.9)         (320.9)
     Shares underlying Partnership Series B Preferred                              (56.6)          (56.6)          (56.6)
     Dilution from new warrants issued to VU                                        --               0.4             2.0
                                                                            ------------    ------------    ------------
     PRO FORMA SHARES OUTSTANDING                                                  427.1           430.9           434.9

Market Capitalization                                                       $     10,251    $     12,065    $     13,046
Net debt prior to transaction (a)                                                     56              56              56
                                                                            ------------    ------------    ------------
      ENTERPRISE VALUE                                                      $     10,307    $     12,121    $     13,102

PUBLIC COMPANY VALUES                         PRICE (b)        SHARES          VALUE
                                            ------------    ------------    ------------
     Ticketmaster                           $      16.16            95.5           1,543
     HRN                                    $      38.23            39.0           1,491
     Expedia                                $      36.76            37.5           1,379
                                            ------------    ------------    ------------
                                                                            $      4,413    $      4,413    $      4,413

SECURITIES RECEIVED IN TRANSACTION:
     Cash from partnership distribution                                            1,619
     Series A Preferred                                                              750
     5.4% Partnership Interest (c)                                                 1,000
                                                                            ------------    ------------    ------------
                                                                            $      3,369    $      3,369    $      3,369

VALUE OF PUBLIC SUBSIDIARIES AND SECURITIES                                 $      7,781    $      7,781    $      7,781
IMPLIED VALUE OF HSN, PRC AND ECS                                           $      2,526    $      4,339    $      5,320


                                                                               2

     2002 EBITDA Multiple (d)               $        364                             6.9 x          11.9 x          14.6 x

(a) INCLUDES FACE VALUE OF PREFERRED STOCK TO BE ISSUED AS PART OF EXPEDIA TRANSACTION.
(b)  CLOSING PRICES AS OF 12/14/01.
(c) THE VALUE OF USAI'S INTEREST IN THE PARTNERSHIP IS BASED ON AN ASSUMED $22 BILLION PRIVATE MARKET VALUE FOR THE ASSETS.
(d) INCLUDES CONSOLIDATED EBITDA FROM HSN GERMANY. DOES NOT INCLUDE EMERGING BUSINESSES.

USA INTERACTIVE
TRANSACTION VALUE BUILDUP

(ALL FIGURES ASSUME COMPLETION OF THE EXPEDIA TRANSACTION)
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

TRANSACTION VALUE                                  SHARES         PRICE          VALUE
---------------------------------------------   ------------   ------------   ------------

     Shares retired                                    320.9   $      22.00   $      7,059
     Shares underlying preferred (a)                    56.6          22.00          1,245
                                                ------------   ------------   ------------
        TOTAL SHARES RETIRED                           377.5   $      22.00          8,304

     Cash from partnership distribution                                              1,619
     Series A Preferred                                                                750
     5.4% Partnership Interest (b)                                                   1,000
                                                                              ------------
                                                                              $      3,369

                                                                              ------------
     TOTAL VALUE RECEIVED                                                     $     11,673
                                                                              ============


                                                                      EXERCISE
WARRANTS ISSUED TO VU                                 WARRANTS         PRICE
-----------------------------------------------     ------------    ------------
                                                           24.2          $ 27.50
                                                           24.2            32.50
                                                           12.1            37.50
                                                           56.6 (a)        40.82
                                                    ------------    ------------
                                                          117.1          $ 36.01

DILUTION AT VARIOUS SHARE PRICES (c)                  SHARES          DILUTION
-----------------------------------------------     ------------    ------------
                                                        $ 30.00             0.5%
                                                          40.00             2.9%
                                                          50.00             7.1%
                                                          75.00            12.5%
                                                         100.00            14.9%


(a) THE $1.75 BILLION FACE VALUE SERIES B PREFERRED IS CONVERTIBLE INTO A MAXIMUM OF 56.6 USAI SHARES AT MATURITY. WE BELIEVE THAT THE BEST WAY TO LOOK AT THE STOCK PORTION OF THIS SECURITY IS TO TREAT 56.6 SHARES AS RETIRED AND CREDIT VU WITH AN ADDITIONAL 56.6 WARRANTS WITH A $40.82 EXERCISE PRICE.
(b) THE VALUE OF USAI'S INTEREST IN THE PARTNERSHIP IS BASED ON AN ASSUMED $22 BILLION PRIVATE MARKET VALUE FOR THE ASSETS.
(c) REPRESENTS ADDITIONAL DILUTION OF USAI SHAREHOLDERS AS A RESULT OF THE WARRANTS ISSUED TO VU AT VARIOUS USAI SHARE PRICES.

USA INTERACTIVE
IMPLIED SHARE PRICE

(ALL FIGURES ASSUME COMPLETION OF THE EXPEDIA TRANSACTION)
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

Pro Forma 2003 EBITDA - Operating Businesses     $        802    $        802    $        802
EBITDA Multiple                                           9.2 x          12.1 x          15.0 x
                                                 ------------    ------------    ------------


                                                                               3

     ENTERPRISE VALUE                            $      7,370    $      9,732    $     12,030

Net debt (a)                                              (56)            (56)            (56)
Cash from partnership distribution                      1,619           1,619           1,619
Series A Preferred                                        750             750             750
5.4% Partnership Interest (b)                           1,000           1,000           1,000
                                                 ------------    ------------    ------------

     IMPLIED MARKET CAPITALIZATION               $     10,683    $     13,045    $     15,343

Pro Forma shares outstanding (treasury method)          427.4           434.9           443.0

     IMPLIED PRICE PER SHARE                     $      25.00    $      30.00    $      34.64
                                                 ============    ============    ============

(a) INCLUDES FACE VALUE OF PREFERRED STOCK TO BE ISSUED AS PART OF EXPEDIA TRANSACTION.
(b) THE VALUE OF USAI'S INTEREST IN THE PARTNERSHIP IS BASED ON AN ASSUMED $22 BILLION PRIVATE MARKET VALUE FOR THE ASSETS.

USA INTERACTIVE
TOTAL CAPACITY AND LIQUIDITY

(ALL FIGURES ASSUME COMPLETION OF THE EXPEDIA TRANSACTION)
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


DEBT CAPACITY FROM OPERATIONS                                       $      1,200 (a)

Cash and cash equivalents on balance sheet:
     Cash on balance sheet, net of debt outstanding (b)                      600
     Cash from partnership distribution                                    1,619
     Series A Preferred (c)                                                  750
                                                                    ------------
     TOTAL CASH EQUIVALENTS ON BALANCE SHEET                        $      2,969

                                                                    ------------
     TOTAL LIQUIDITY                                                $      4,169
                                                                    ============

(a)  BORROWING CAPACITY BASED ON NOT HAVING DEBT EXCEED 2 TIMES OPERATING
     EBITDA.
(b)  DOES NOT INCLUDE EXPEDIA PREFERRED, WHICH IS CONVERTIBLE EQUITY INSTRUMENT.
(c) USA INTERACTIVE BELIEVES IT WILL BE ABLE TO MONETIZE THE PREFERRED AT FULL FACE VALUE.


IMPORTANT

This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. Information contained herein about entities other than USAi has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than previously announced pending acquisitions. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public as of the date hereof.

USA Networks, Inc. ("USA") and Expedia, Inc. ("Expedia") have filed a joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY AND INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019,
Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention: Investor Relations.

USA will file a proxy statement and other relevant documents concerning USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations.

USA and its directors and officers may be deemed to be participants in the solicitation of proxies from USA shareholders to adopt the agreement providing for USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal. A detailed list of the names and interests of USA's directors and executive officers is contained in the definitive proxy statement on
Schedule 14A filed by USA with the SEC on April 9, 2001. Copies of USA filings may be obtained free of charge at the SEC's website at www.sec.gov.




                                                                               4